UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

GENTIVA HEALTH SERVICES, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State of Incorporation)	1-15669 (Commission File No.)	36-4335801 (I.R.S. Employer Identification No.)

3350 Riverwood Parkway, Suite 1400
Atlanta, GA 30339-3314
(Address of principal executive offices, including zip code)

(770) 951-6450
(Registrant's telephone number, including area code)

None
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

:  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

:  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

:  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

:  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)      On May 14, 2009, Gentiva Health Services, Inc. ("Gentiva") notified The Nasdaq Stock Market, LLC ("Nasdaq") that following its Annual Meeting of Shareholders held on May 14, 2009 (the "Annual Meeting") Gentiva's Board of Directors was no longer comprised of a majority of independent directors as required by Rule 5605(b)(1) of the Nasdaq Listing Rules. As previously reported by Gentiva in its Current Report on Form 8-K filed on March 27, 2009, five members of Gentiva's then-current Board of Directors had notified Gentiva that they would not stand for re-election at the Annual Meeting. At the Annual Meeting, Gentiva's shareholders elected three members of the Board of Directors who are Independent Directors and three members of the Board of Directors who are not Independent Directors under Rule 5605(a)(2) of the Nasdaq Listing Rules. Gentiva intends to regain compliance with the requirement that its Board of Directors have a majority of independent directors prior to the expiration of the cure period provided pursuant to Rule 5605(b)(1)(A) of the Nasdaq Listing Rules.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      At the Annual Meeting, Gentiva's shareholders approved the amendment and restatement of the Gentiva Health Services, Inc. 2004 Equity Incentive Plan (the "Plan") to, among other things, increase the aggregate number of shares available for issuance under the Plan from 3,500,000 to 4,100,000 shares. The approval of the amended and restated Plan also constituted approval of certain provisions that are required to be approved at least every five years in order for awards under the Plan to be eligible to be treated as performance-based compensation and exempt from the compensation deduction limitation under Section 162(m) of the Internal Revenue Code.  Gentiva's Board of Directors previously had adopted such amendment, subject to shareholder approval.

For a description of the Plan, please see proposal three in Gentiva's Proxy Statement for the 2009 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 17, 2009. The description of the changes to the Plan is qualified in its entirety by reference to the Plan as amended and restated and filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Amended and Restated Gentiva Health Services, Inc. 2004 Equity Incentive Plan (incorporated by reference to Appendix A to the Gentiva Health Services, Inc. Proxy Statement for the 2009 Annual Meeting of Shareholders filed on April 17, 2009).+

__________________
+          Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC. (Registrant)
Date: May 14, 2009	/s/ Stephen B. Paige
Stephen B. Paige Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description
10.1	Amended and Restated Gentiva Health Services, Inc. 2004 Equity Incentive Plan (incorporated by reference to Appendix A to the Gentiva Health Services, Inc. Proxy Statement for the 2009 Annual Meeting of Shareholders filed on April 17, 2009).+

__________________
+          Management contract or compensatory plan or arrangement.